1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 27, 2002

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                    1-9466                      13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY    10019
                        (Address of principal (Zip Code)
                         executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000

Item 5.  Other Events

On June 27, 2002, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 to this Report.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibit is filed as part of this Report:

         Exhibit 99.1                            Press Release

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LEHMAN BROTHERS HOLDINGS INC.
                                                           (Registrant)


Date:  June 27, 2002                             By:      /s/ Barrett S. DiPaolo
                                                         -----------------------
                                                           Barrett S. DiPaolo
                                                           Vice President

                                  EXHIBIT INDEX



         Exhibit No.                   Exhibit
         99.1                          Press Release